UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2014 (October 29, 2014)

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

______________________

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement.

The discussion in Item 2.03 below is incorporated herein by reference.

Item 2.03.                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 29, 2014, IRET Properties, a North Dakota Limited Partnership ("IRET Properties" or "Borrower") and a subsidiary of Investors Real Estate Trust (the "Company") entered into a First Amendment to Amended and Restated Loan Agreement (the "Loan Agreement") with First International Bank & Trust, a North Dakota state bank, as lender ("Lender"), pursuant to which Lender has agreed to provide a revolving credit facility with a commitment amount at the time of close of $90 million. At the discretion of the Lender, this amount may be increased to $100 million. First International Bank & Trust is owned by Stephen L. Stenehjem, a Trustee of the Company, and by members of his family. The Loan Agreement amends the Borrower's secured line of credit with the Lender and participant banks, provided pursuant to the Amended and Restated Loan Agreement dated November 20, 2013 between Borrower and Lender.

Subsequent to the end of the Company's first quarter of its fiscal year 2015, IRET Properties advanced $5 million under the facility, which, in addition to the $35 million advanced under the facility as of July 31, 2014, totals $40 million currently drawn and outstanding under the facility. IRET Properties expects to borrow additional amounts under the facility from time to time for general corporate purposes, to finance acquisitions and development and redevelopment projects, and tenant improvements, and potentially to repay debt. The facility is secured by mortgages on 15 properties owned by the Borrower and its subsidiaries. The initial term of the facility is three years, with a maturity of September 1, 2017. Interest-only payments are due monthly based on the total amount of advances outstanding. The facility may be prepaid at par at any time.

IRET Properties may add additional eligible real estate properties as collateral for the facility if it chooses to remove an existing property from the mortgage collateral. IRET Properties may also remove property as collateral for the facility without substituting additional collateral if the remaining property in the collateral pool satisfies the minimum collateral requirements in the loan documents. Advances under the facility may not exceed 65% of the value of the properties provided as security.

The interest rate on borrowings under the facility is the Wall Street Journal Prime Rate + 1.25%, with a floor of 4.75% and a cap of 8.65% during the initial term of the facility.

The facility includes covenants and restrictions regarding minimum debt-service ratios to be maintained in the aggregate and individually on properties in the collateral pool, and the Borrower is also required to maintain minimum depository accounts totaling $6 million with the Lender, of which $1.5 million is to be held in a non-interest bearing account.

The Lender has informed IRET Properties that as of October 29, 2014, participants in the credit facility and their respective commitment amounts are as follows:

First International Bank & Trust (Lead Bank): $10 million
The Bank of North Dakota: $30 million
First Western Bank & Trust: $18 million
Dacotah Bank: $12 million
MidCounty Bank: $4 million
Highland Bank: $4 million
Town & Country Credit Union: $4 million
American State Bank & Trust Company: $6 million
United Community Bank of North Dakota: $2 million

The above description of the credit facility is a summary only and is qualified in its entirety by reference to the Loan Agreement. A copy of the Loan Agreement, the terms of which are incorporated by reference herein, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.                          Regulation FD Disclosure.

A press release issued by the Borrower on November 4, 2014 to announce its entry into the First Amendment to Amended and Restated Loan Agreement dated October 29, 2014 with First International Bank & Trust, and to announce recent acquisitions, dispositions and development projects placed in service, is attached hereto as Exhibit 99.1.

The Company has scheduled meetings with investors and analysts at the NAREIT REITWorld 2014 Conference in Atlanta on November 5-6, 2014. A copy of presentation material to be used by the Company during these meetings is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated in Item 7.01 of this Current Report by this reference. The presentation material is also available on the Company's website at www.iret.com, under Investor Info/Presentation & Events/Investor Presentations.
The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing. By furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the press release and presentation material attached hereto as Exhibits 99.1 and 99.2. The information contained in the press release and presentation material is summary information that is intended to be considered in the context of the Company's filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.                                                                      Description

10.1*
First Amendment to Amended and Restated Loan Agreement dated as of October 29, 2014 by and between IRET Properties, a North Dakota Limited Partnership, as borrower, and First International Bank & Trust, a North Dakota state bank, as lender.

99.1*	Press Release dated November 4, 2014.
99.2*	Presentation Material to be presented November 5-6, 2014

*	Filed or Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: November 4, 2014	By:/s/ Timothy P. Mihalick Timothy P. Mihalick President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.                                                                      Description

10.1*
First Amendment to Amended and Restated Loan Agreement dated as of October 29, 2014 by and between IRET Properties, a North Dakota Limited Partnership, as borrower, and First International Bank & Trust, a North Dakota state bank, as lender.

99.1*	Press Release dated November 4, 2014.

99.2*	Presentation Material to be presented November 5-6, 2014
*	Filed or Furnished herewith.